GREEN CENTURY FUNDS

Green Century Balanced Fund Individual Investor Class: GCBLX

Green Century Balanced Fund Institutional Class: GCBUX

Supplement dated July 31, 2024 to the Prospectus dated November 28, 2023

Green Century Balanced Fund Summary Section

Effective July 31. 2024, the following replaces the corresponding information under the heading “Management – Portfolio Managers” in the section titled “Green Century Balanced Fund Summary Section:”

Portfolio Managers: Cheryl Smith, CFA, Ph.D, Economist and Portfolio Manager of Trillium Asset Management (portfolio manager since 2005), Matthew Patsky, CFA, Chief Executive Officer and Portfolio Manager of Trillium Asset Management (portfolio manager since 2009), and Cyrus McMillan, CFA, Fixed Income Analyst of Trillium Asset Management (portfolio manager since December 31, 2023) are jointly responsible for the day-to-day portfolio management of the Fund.

Management of Green Century Balanced Fund

Effective July 31 2024, the following replaces the corresponding information under the heading “Investment Subadviser” in the section titled “Management of the Green Century Funds – Green Century Balanced Fund:”

A team of three portfolio managers and a Fixed Income Analyst at Trillium Asset Management LLC (Trillium) are jointly responsible for the day-to-day portfolio management of Green Century Balanced Fund. The team is comprised of Cheryl Smith, CFA, Ph.D.; Matthew Patsky, CFA; and Cyrus McMillan. CFA. Ms. Smith has been with Trillium for over 30 years; Mr. Patsky joined Trillium in 2009; and Cyrus McMillan joined in 2016. Ms. Smith has served as a portfolio manager of the Balanced Fund since 2005. Mr. Patsky has served as a portfolio manager of the Balanced Fund since 2009. Mr. McMillan has served as a portfolio manager of the Balanced Fund since December 31, 2023. The Statement of Additional Information contains additional information about Ms. Smith, Mr. Patsky, and Mr. McMillan and their compensation, other accounts they manage, and their ownership of shares of the Balanced Fund.

Please retain this supplement for future reference.